EXHIBIT 10.4

                                    GUARANTY

               THIS GUARANTY (this "Guaranty") dated as of March 25, 1997, is from Interstate Pallet Co., Inc., a Virginia corporation (the "Guarantor"), to Bank One, Texas, NA (the "Lender").

                              W I T N E S S E T H:

               A. PalEx, Inc. (the "Borrower"), a Delaware corporation, and the Lender, have entered into that certain Credit Agreement dated as of March 25, 1997 (herein, as the same may be amended, modified, supplemented, extended, rearranged, and/or restated from time to time, called the "Credit Agreement"), pursuant to which, upon the terms and conditions therein set forth, the Lender has agreed to (a) make loans to the Borrower, which loans are evidenced by a promissory note of the Borrower dated March 25, 1997 in the original principal amount of $35,000,000, payable the order of the Lender (herein, as amended, extended, modified, rearranged and/or supplemented, from time to time together with any promissory notes given in extension, replacement, rearrangement, modification and/or substitution thereof or therefor, collectively called the "Note") and (b) issue Letters of Credit for the account of Borrower. Capitalized terms used herein without definition shall have the meanings assigned in the Credit Agreement.

               B. As a condition precedent to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty.

               C. The Guarantor has duly authorized the execution, delivery and performance of this Guaranty.

               D. It is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrower and the issuance of Letters of Credit by the Lender pursuant to the Credit Agreement.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to make Loans (including the initial Loans) to the Borrower and to issue Letters of Credit pursuant to the Credit Agreement, the Guarantor agrees, for the benefit of the Lender, as follows:


                                    ARTICLE I

                                    GUARANTY

        1.1 GUARANTY. For value received, and in consideration of any loan or other financial accommodation, heretofore or hereafter at any time made or granted to the Borrower by the Lender, the Guarantor hereby unconditionally guarantees the full and prompt payment when due,
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whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Borrower to the Lender and its successors and assigns, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, or now or hereafter existing or due or to become due, including, without limitation, all such amounts which would become due but for the operation of the automatic stay under
Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of such Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b), under and in connection with the Credit Agreement, including, without limitation under (a) the Note, and (b) the Letters of Credit, including any Reimbursement Obligations with respect thereto (all such obligations being hereinafter collectively called the "Liabilities"), and the Guarantor further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. Anything herein contained to the contrary notwithstanding, the amount of this Guaranty, however, shall not exceed the greater of

          (a) an amount $1.00 less than the amount which, if paid by the Guarantor would render the Guarantor insolvent, and

          (b) an amount equal to the value of all benefits received by the Guarantor as a result of the execution, delivery, and performance by the Borrower of the Credit Agreement and each other Credit Document (as defined in the Credit Agreement), including all loans, advances, and contributions, if any, made by the Borrower to the Guarantor, and the making of Loans to, and the issuance of Letters of Credit, if any, on behalf of, the Borrower.

               The term "insolvent" as used herein, means, with respect to the Guarantor on a particular date, that on such date

          (a) the fair salable value of the property of the Guarantor is less than the total amount of liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Guarantor;

          (b) the present fair salable value of the assets of the Guarantor is less than the amount that will be required to pay the probable liabilities of the Guarantor as they become absolute and matured;

          (c) the Guarantor is not able to realize upon its assets and pay its debts and other liabilities, contingent obligations, and other commitments as they mature in the normal course of business; or

          (d)  the Guarantor has an unreasonably small capital.

        1.2. BANKRUPTCY. The Guarantor hereby agrees that, in the event of the dissolution or insolvency of the Borrower or the Guarantor, or the inability or failure of the Borrower or the Guarantor to pay its debts as they become due, or an assignment by the Borrower or the

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Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Borrower or the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantor will pay to the Lender forthwith the full amount which would be payable hereunder by the Guarantor as if all Liabilities were then due and payable.

        1.3. SETOFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of, and throughout the continuance of, any Event of Default under the Credit Agreement, the Lender and each subsequent holder of the Note is hereby authorized by the Guarantor without notice to the Borrower, the Guarantor or any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other Indebtedness at any time held or owing by the Lender or that subsequent holder to or for the credit or the account of the Guarantor, whether or not matured, against and on account of the obligations and liabilities of the Borrower or the Guarantor to the Lender or that subsequent holder under the Credit Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Credit Documents irrespective of whether or not (a) the Lender or that subsequent holder shall have made any demand hereunder, or (b) the principal of or the interest on the Loans, the L/C Obligations or any other amounts due hereunder shall have become due and payable and although said obligations and liabilities, or any of them, may be contingent or unmatured.

        1.4. GUARANTY ABSOLUTE, ETC. This Guaranty shall in all respects be a continuing, absolute and unconditional Guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Borrower or the Guarantor or that at any time or from time to time all Liabilities may have been paid in full), until all Liabilities (including any renewals, extensions and/or rearrangements of any thereof) and all interest thereon and all reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Lender in endeavoring to collect the Liabilities and in enforcing this Guaranty shall have been finally paid in full and the Commitment (as defined in the Credit Agreement) have been permanently terminated.

        1.5. REINSTATEMENT. The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by the Lender to any of the Liabilities is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Lender had not been made.

        1.6 RIGHTS OF THE LENDER. The Lender may, from time to time, at its sole discretion and without notice to the Guarantor, take any or all of the following actions:

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               (a) retain or obtain a lien upon or a security interest in any property to secure any of the Liabilities or any obligation hereunder;

               (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities;

               (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities;

               (d) extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property securing any of the Liabilities; or

               (e) resort to the Guarantor for payment of any of the Liabilities, whether or not the Lender shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this clause being hereby expressly waived by the Guarantor).

        1.7. APPLICATION OF PAYMENTS. Any amounts received by the Lender from whatsoever source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as the Lender may from time to time elect.

        1.8.   WAIVER.  (a)  The Guarantor hereby expressly waives:

                         (i) notice of the acceptance by the Lender of this
                    Guaranty;

                         (ii) notice of the existence or creation or non-payment
                    of all or any of the Liabilities;

                         (iii) presentment for payment, demand, protest, notice
                    of intent to accelerate, notice of acceleration, notice of dishonor and all other notices whatsoever; and

                         (iv) all diligence in collection or protection of or
                    realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

               (b) No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Lender. No action of the Lender permitted

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        hereunder shall in any way affect or impair the rights of the Lender and the obligations of the Guarantor under this Guaranty. The obligations of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

        1.9. SUBROGATION. No payment made by or for the account of the Guarantor pursuant to this Guaranty shall entitle the Guarantor by subrogation or otherwise to demand or receive any payments by the Borrower or from or out of any properties of the Borrower until the Liabilities shall have been paid in full. The Guarantor shall not exercise any right or remedy against the Borrower or any properties of the Borrower by reason of any performance by the Guarantor of this Guaranty until the Liabilities shall have been paid in full.

        1.10. EXCESS LIABILITIES. The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this Guaranty is limited, if any, is hereby authorized, without notice to the Guarantor, and shall in no way affect or impair the rights of the Lender and the obligation of the Guarantor under this Guaranty.

        1.11. SUCCESSORS, TRANSFEREES AND ASSIGNS. The Lender may, from time to time, without notice to the Guarantor, assign or transfer any or all of the Liabilities or any interest therein in accordance with the terms of the Credit Agreement; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the transferring Lender; provided, however, that, unless the transferring Lender shall otherwise consent in writing, the transferring Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the transferring Lender as to those of the Liabilities which the transferring Lender has not assigned or transferred.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

        2.1 INDEPENDENT MEANS OF OBTAINING INFORMATION. The Guarantor hereby represents and warrants to the Lender that it now has and will continue to have independent means of obtaining information concerning the affairs, operations, financial condition, business and prospects of the Borrower.

        2.2 AUTHORIZATION; NO CONFLICT. The Guarantor hereby further represents and warrants to the Lender that

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               (a) the execution and delivery of this Guaranty, and the
        performance by the Guarantor of its obligations hereunder, are within the Guarantor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Guarantor; and

               (b) this Guaranty has been duly executed and delivered on behalf of the Guarantor and is the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and equitable principles relating to or limiting creditors' rights generally, the making and performance of which do not and will not contravene or conflict with the articles of incorporation and by-laws or other corporate governance documents of the Guarantor or violate or constitute a default under any law, any presently existing requirement or restriction imposed by any judicial, arbitral or governmental instrumentality or any agreement, instrument or indenture by which the Guarantor is bound.

        2.3 VALIDITY AND BINDING NATURE. This Guaranty shall be binding upon the Guarantor, and upon the successors and assigns of the Guarantor, and shall include any successor or successors, whether immediate or remote, to such corporation; provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of the Lender except as may be provided in the Credit Agreement.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

        3.1 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. This Guaranty, and the rights and duties of the parties hereto, shall be construed in accordance with and governed by the internal laws of the State of Texas. Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of Texas and of any Texas state court sitting in Houston, Texas for purposes of all legal proceedings arising out of or relating to this Guaranty or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY TO THIS GUARANTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        3.2. SEVERABILITY. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Guaranty shall be prohibited by or invalid under such laws, such provision shall

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be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

        3.3 NOTICES. Except as otherwise specified herein, all notices under this Guaranty shall be in writing (including cable, telecopy or telex) and shall be given to the Guarantor at its address, telecopier number or telex number set forth on the signature page hereof or such other address, telecopier number or telex number as the Guarantor may hereafter specify by notice to the Agent, given by courier, by United States certified or registered mail, by telegram or by other telecommunication device capable of creating a written record of such notice and its receipt. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section on the signature pages hereof and a confirmation of receipt of such telecopy has been received by the sender,
(ii) if given by telex, when such telex is transmitted to the telex number specified on the signature pages hereof and the answerback is received by sender, (iii) if given by courier, when delivered, (iv) if given by mail, five
(5) days after such communication is deposited in the mail, certified or registered with return receipt requested, or (v) if given by any other means, when delivered at the addresses specified on the signature page hereof.

        IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                                   INTERSTATE PALLET CO., INC.


Address:                                           By: /s/ STEPHEN C. SYKES
3707 Nine Mile Road                                Name:   Stephen C. Sykes
Richmond, Va. 23223                                Title:  President

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